Exhibit 99.1

P.O. BOX 3795	HOUSTON, TEXAS 77253	TEL 832 357 3000	FAX 832 357 5503

For more information:	Dennis Barber, Investor Relations: 832-357-3042 Laurie Fickman, Media Relations: 832-357-7720 www.rrienergy.com

For immediate release:	February 25, 2010
RRI Energy Reports Fourth Quarter and 2009 Results
•	Implemented actions to mitigate near-term risk from current market environment
•	Sold retail business eliminating nearly $3 billion of collateral obligations and contingent capital

•	Implemented modest hedging for 2010 and 2011 for free cash flow break-even or better if market conditions worsen

•	Reduced gross debt by $540 million and maintained $1.6 billion of liquidity
•	Improved the current performance and value of the business and positioned for longer-term market recovery
•	Captured over $415 million in future forward capacity and PPA revenue

•	Realigned corporate support costs saving $40 million

•	Implemented revised plans for profitability at marginal power plants

•	Completed Keystone scrubber, which significantly reduces SO2 emissions
•	Fourth quarter and 2009 financial results reflect depressed commodity prices and weak economic conditions

•	Indian River and New Castle power plant non-cash impairments totaling $211 million charged in fourth quarter

•	2010 and 2011 outlooks reflect challenging market conditions
HOUSTON — RRI Energy, Inc. today is reporting open EBITDA of $185 million for 2009, compared to $545 million for 2008. The decline was primarily due to lower energy unit margins resulting from lower commodity prices and lower power demand. Adjusted EBITDA was $55 million in 2009, compared to $871 million in 2008. Out-of-the-money coal hedges in 2009 compared to in-the-money coal hedges in 2008 form the primary difference between open and adjusted EBITDA. Free cash flow used in continuing operations during 2009 was $327 million, compared to free cash flow provided by continuing operations of $241 million for 2008. These results exclude the performance of the Texas retail business, which was sold on May 1, 2009 and is included in discontinued operations.
“We are managing the challenges of the difficult economic environment and are well positioned to deliver long-term shareholder value,” said Mark Jacobs, president and chief executive officer of RRI Energy. “We are squarely focused on what we can control. In terms of managing risk, we continue to maintain strong liquidity levels which totaled $1.6 billion at year end with approximately $1 billion of cash and implemented a modest hedging program to provide a high probability of achieving free cash flow break-even or better in 2010 and 2011, even if market conditions deteriorate. In addition, we are taking actions to improve the performance and value of the business in the current environment and position it for longer-term market recovery.”
Open EBITDA was $56 million for the fourth quarter of 2009, compared to $40 million for the same period of 2008. Adjusted EBITDA was $13 million for the fourth quarter of 2009, compared to $162 million for the fourth quarter of 2008. The declines were due to the same factors described above.
The loss from continuing operations before income taxes for 2009 was $604 million, compared to income of $26 million for 2008. The 2009 reported results include impairments of long-lived assets totaling $211 million, net unrealized gains from energy derivatives of $22 million, $9 million in severance costs and charges for debt extinguishments totaling $8 million. The reported numbers for 2008 include a goodwill impairment totaling $305 million, a $37 million charge for western states litigation and similar settlements, net unrealized losses from energy derivatives of $9 million and charges for debt extinguishments totaling $2 million. Operating cash flow from continuing operations was ($392) million for 2009, compared to $704 million for 2008. The $540 million reduction in gross debt consists primarily of $268 million of GAAP debt and $261 million from debt recorded in discontinued operations.
The loss from continuing operations before income taxes for the fourth quarter of 2009 was $270 million, compared to a loss of $325 million for the fourth quarter of 2008. The reported results include impairments of long-lived assets totaling $211 million and net unrealized gains from energy derivatives of $52 million in 2009. The reported results for 2008 include a goodwill impairment totaling $305 million and net unrealized losses from energy derivatives of $67 million.
Outlook
RRI Energy’s outlook is based on forward commodity prices as of February 5, 2010. The outlook for open EBITDA is $367 million and $366 million for the years ending December 31, 2010 and 2011, respectively. The outlook for adjusted EBITDA, which includes the impact of hedges and other items, is $360 million and $309 million for the same periods. The outlook for free cash flow provided by continuing operations is $92 million and $110 million for the years ending December 31, 2010 and 2011, respectively.

Open EBITDA Reconciliation

	2008A	2009A	2010E	2011E
($ millions)
Income (loss) from continuing operations before income taxes	$26	($604)	($104)	($125)
Unrealized (gains) losses on energy derivatives	9	(22)	4	7
Severance	—	9	4	—
Western states litigation and similar settlements	37	—	—	—
Goodwill and long-lived assets impairments	305	211	—	—
Debt extinguishments losses	2	8	—	—
Depreciation and amortization	313	269	295	277
Interest expense, net	179	184	161	150

Adjusted EBITDA	$871	$55	$360	$309
Hedges and other items	(233)	152	7	57
Gains on sales of assets and emission and exchange allowances, net	(93)	(22)	—	—

Open EBITDA	$545	$185	$367	$366
Free Cash Flow from Continuing Operations Reconciliation

	2008A	2009A	2010E	2011E
($ millions)
Operating cash flow from continuing operations	$704	($392)	$330	$210
Western states litigation and similar settlements payments	34	3	68	—
Change in margin deposits, net	(199)	256	(192)	(14)

Adjusted cash flow provided by (used in) continuing operations	$539	($133)	$206	$196
Maintenance capital expenditures	(56)	(56)	(48)	(42)
Environmental capital expenditures and capitalized interest	(223)	(134)	(40)	(20)
Emission and exchange allowances activity, net	(19)	(4)	(26)	(24)

Free cash flow provided by (used in) continuing operations	$241	($327)	$92	$110
Non-GAAP Financial Measures
This press release and the attached financial tables include the following non-GAAP financial measures:
•	EBITDA

•	Adjusted EBITDA

•	Open EBITDA

•	Adjusted cash flow provided by (used in) continuing operations

•	Free cash flow provided by (used in) continuing operations

•	Open energy gross margin

•	Other margin

•	Open gross margin

•	Gross debt

•	Net debt

•	Operation and maintenance, excluding severance

•	General and administrative, excluding severance

A reconciliation of these financial measures and the most directly comparable GAAP measures is included above or in the attached financial tables. Additional information regarding these measures, including a discussion of their usefulness and purpose, is included in the Form 8-K furnished along with this press release. Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings and cash flows.
Webcast Of Earnings Conference Call
RRI Energy will host its fourth quarter 2009 earnings conference call beginning at 11:00 a.m. Eastern Time on Thursday, February 25, 2010. The conference call will be webcast live with audio and slides at www.rrienergy.com in the investor relations section. A replay of the call can be accessed approximately two hours after the call’s completion.
About RRI Energy, Inc.
RRI Energy, Inc. (NYSE:RRI) based in Houston, provides electricity to wholesale customers in the United States. The company is one of the largest independent power producers in the nation with more than 14,000 megawatts of power generation capacity across the United States. These strategically located generating assets use natural gas, fuel oil and coal. RRI routinely posts all important information on its Web site at www.rrienergy.com.
This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income, capital structure and other financial items, our plans and objectives for future operations or about our future economic performance, possible transactions, dispositions, financings or offerings, and our view of economic and market conditions,. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.
Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, legislative, regulatory and/or market developments, the outcome of pending or threatened lawsuits, regulatory or tax proceedings or investigations, the effects of competition or regulatory intervention, financial and economic market conditions, access to capital, the timing and extent of changes in law and regulation (including environmental), commodity prices, prevailing demand and market prices for electricity, capacity, fuel and emission allowances, weather conditions, operational constraints or outages, fuel supply or transmission issues, hedging ineffectiveness and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. Our filings and other important information are also available on the Investor Relations page of our website at www.rrienergy.com.
Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
###

RRI Energy, Inc. and Subsidiaries
Consolidated Statements of Operations

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008
	(Unaudited)
	(thousands of dollars, except per share amounts)
Revenues:
Revenues (including $7,055, $11,755, $(44,170) and $(1,151) unrealized gains (losses)) (including $0, $0, $0 and $253,001 from affiliates)	$461,699	$540,673	$1,824,839	$3,393,900

Expenses:
Cost of sales (including $45,104, $(78,211), $65,961 and $(7,405) unrealized gains (losses)) (including $0, $28, $0 and $71,568 from affiliates)	256,876	322,173	1,129,249	1,913,689
Operation and maintenance	121,686	139,498	550,253	595,262
General and administrative	20,400	36,262	100,745	121,173
Western states litigation and similar settlements	—	—	—	37,467
Gains on sales of assets and emission and exchange allowances, net	(729)	(52,718)	(21,913)	(92,202)
Goodwill and long-lived assets impairments	210,771	304,859	210,771	304,859
Depreciation and amortization	65,963	68,583	269,191	312,642

Total operating expense	674,967	818,657	2,238,296	3,192,890

Operating Income (Loss)	(213,268)	(277,984)	(413,457)	201,010

Other Income (Expense):
Income (loss) of equity investment, net	(543)	(1,402)	605	1,198
Debt extinguishments losses	(8,242)	—	(7,501)	(2,257)
Other, net	(42)	108	(248)	4,727
Interest expense	(49,696)	(47,787)	(186,296)	(199,590)
Interest income	1,140	2,032	2,516	21,178

Total other expense	(57,383)	(47,049)	(190,924)	(174,744)

Income (Loss) from Continuing Operations Before Income Taxes	(270,651)	(325,033)	(604,381)	26,266
Income tax expense (benefit)	(19,361)	(26,276)	(125,349)	136,532

Loss from Continuing Operations	(251,290)	(298,757)	(479,032)	(110,266)
Income (loss) from discontinued operations	17,377	(138,898)	881,844	(629,409)

Net Income (Loss)	$(233,913)	$(437,655)	$402,812	$(739,675)

Basic Earnings (Loss) Per Share:
Loss from continuing operations	$(0.71)	$(0.85)	$(1.36)	$(0.32)
Income (loss) from discontinued operations	0.05	(0.40)	2.51	(1.81)

Net income (loss)	$(0.66)	$(1.25)	$1.15	$(2.13)

Diluted Earnings (Loss) Per Share:
Loss from continuing operations	$(0.71)	$(0.85)	$(1.36)	$(0.32)
Income (loss) from discontinued operations	0.05	(0.40)	2.51	(1.81)

Net income (loss)	$(0.66)	$(1.25)	$1.15	$(2.13)

Weighted Average Common Shares Outstanding (in thousands):
- Basic	352,842	350,020	351,396	347,823
- Diluted	352,842	350,020	351,396	347,823
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009.

RRI Energy, Inc. and Subsidiaries
Results of Operations by Segment — Adjusted and Open
(Unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2009	2008	Change	2009	2008	Change
	(millions of dollars)
East coal open gross margin (1)	$113	$144	$(31)	$425	$858	$(433)
East gas open gross margin (1)	53	41	12	208	187	21
West open gross margin (1)	19	28	(9)	133	166	(33)
Other open gross margin (1)	12	3	9	60	45	15

Total	197	216	(19)	826	1,256	(430)

Operation and maintenance, excluding severance	(120)	(139)	19	(544)	(595)	51
General and administrative, excluding severance	(21)	(36)	15	(98)	(122)	24
Other income (expense), net	—	(1)	1	1	6	(5)

Open EBITDA	56	40	16	185	545	(360)

Power	(10)	(17)	7	(40)	(70)	30
Fuel	(43)	80	(123)	(228)	272	(500)
Tolling / Other	9	6	3	116	31	85

Hedges and other items	(44)	69	(113)	(152)	233	(385)
Gains on sales of assets and emission and exchange allowances, net	1	53	(52)	22	93	(71)

Adjusted EBITDA	13	162	(149)	55	871	(816)

Unrealized gains (losses) on energy derivatives	52	(67)	119	22	(9)	31
Western states litigation and similar settlements	—	—	—	—	(37)	37
Severance (2)	(1)	—	(1)	(9)	—	(9)
Goodwill and long-lived assets impairments	(211)	(305)	94	(211)	(305)	94
Debt extinguishments losses	(9)	—	(9)	(8)	(2)	(6)

EBITDA	(156)	(210)	54	(151)	518	(669)

Depreciation and amortization	(66)	(69)	3	(269)	(313)	44
Interest expense, net	(48)	(46)	(2)	(184)	(179)	(5)

Income (loss) from continuing operations before income taxes	$(270)	$(325)	$55	$(604)	$26	$(630)

(1)	Segment profitability measure consists of open energy gross margin and other margin.

(2)	Includes severance from operation and maintenance and general and administrative expenses.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009.

RRI Energy, Inc. and Subsidiaries
Consolidated Balance Sheets

	December 31, 2009	December 31, 2008
	(thousands of dollars)
ASSETS
Current Assets:
Cash and cash equivalents	$943,440	$1,004,367
Restricted cash	24,093	2,721
Accounts and notes receivable, principally customer	152,569	249,871
Inventory	331,584	314,999
Derivative assets	132,062	161,340
Margin deposits	198,582	32,676
Investment in and receivables from Channelview, net	—	58,703
Prepayments and other current assets	86,844	124,449
Current assets of discontinued operations ($55,855 and $295,477 of margin deposits)	108,476	2,506,340

Total current assets	1,977,650	4,455,466

Property, plant and equipment, gross	6,330,879	6,417,268
Accumulated depreciation	(1,728,566)	(1,597,479)

Property, Plant and Equipment, net	4,602,313	4,819,789

Other Assets:
Other intangibles, net	305,913	380,554
Derivative assets	53,138	78,879
Prepaid lease	277,370	273,374
Other ($33,793 and $29,012 accounted for at fair value)	239,078	219,552
Long-term assets of discontinued operations	5,232	494,781

Total other assets	880,731	1,447,140

Total Assets	$7,460,694	$10,722,395

LIABILITIES AND EQUITY

Current Liabilities:
Current portion of long-term debt and short-term borrowings	$404,505	$12,517
Accounts payable, principally trade	142,787	156,604
Derivative liabilities	151,461	202,206
Margin deposits	2,860	93,000
Other	169,898	199,026
Current liabilities of discontinued operations ($11,000 and $0 of margin deposits)	58,452	2,375,895

Total current liabilities	929,963	3,039,248

Other Liabilities:
Derivative liabilities	61,436	140,493
Other	260,547	272,079
Long-term liabilities of discontinued operations	13,700	873,190

Total other liabilities	335,683	1,285,762

Long-term Debt	1,949,771	2,610,737
Commitments and Contingencies
Temporary Equity Stock-based Compensation	6,890	9,004
Stockholders’ Equity:
Preferred stock; par value $0.001 per share (125,000,000 shares authorized; none outstanding)	—	—
Common stock; par value $0.001 per share (2,000,000,000 shares authorized; 352,785,985 and 349,812,537 issued)	114	111
Additional paid-in capital	6,259,248	6,238,639
Accumulated deficit	(1,972,389)	(2,375,201)
Accumulated other comprehensive loss	(48,586)	(85,905)

Total stockholders’ equity	4,238,387	3,777,644

Total Liabilities and Equity	$7,460,694	$10,722,395

Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009.

RRI Energy, Inc. and Subsidiaries
Consolidated Statements of Cash Flows

	Twelve Months Ended December 31,
	2009	2008
	(thousands of dollars)
Cash Flows from Operating Activities:
Net income (loss)	$402,812	$(739,675)
(Income) loss from discontinued operations	(881,844)	629,409

Net loss from continuing operations	(479,032)	(110,266)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Depreciation and amortization	269,191	312,642
Deferred income taxes	(120,646)	99,930
Net changes in energy derivatives	(21,285)	8,556
Amortization of deferred financing costs	7,086	6,653
Gains on sales of assets and emission and exchange allowances, net	(21,913)	(92,202)
Western states litigation and similar settlements	—	3,467
Goodwill and long-lived assets impairments	210,771	304,859
Debt extinguishments losses	7,501	2,257
Other, net	(13,121)	(10,486)
Changes in other assets and liabilities:
Accounts and notes receivable, net	108,985	9,978
Change in notes, receivables and payables with affiliates, net	43	3,687
Inventory	(14,711)	(31,862)
Margin deposits, net	(256,046)	199,370
Net derivative assets and liabilities	(32,460)	3,049
Western states litigation and similar settlement payments	(3,449)	—
Accounts payable	(12,776)	(48,470)
Other current assets	12,269	1,969
Other assets	(6,466)	10,207
Taxes payable/receivable	(6,883)	24,325
Other current liabilities	(11,157)	10,091
Other liabilities	(7,417)	(4,327)

Net cash provided by (used in) continuing operations from operating activities	(391,516)	703,427
Net cash provided by (used in) discontinued operations from operating activities	585,045	(520,732)

Net cash provided by operating activities	193,529	182,695

Cash Flows from Investing Activities:
Capital expenditures	(189,511)	(278,757)
Proceeds from sales of assets, net	35,931	526,956
Proceeds from sales of emission and exchange allowances	19,180	42,458
Purchases of emission allowances	(22,711)	(60,986)
Restricted cash	(4,620)	530
Other, net	3,750	6,562

Net cash provided by (used in) continuing operations from investing activities	(157,981)	236,763
Net cash provided by (used in) discontinued operations from investing activities	311,800	(20,128)

Net cash provided by investing activities	153,819	216,635

Cash Flows from Financing Activities:
Payments of long-term debt	(254,980)	(57,704)
Payments of debt extinguishments	(4,778)	(1,017)
Proceeds from issuances of stock	11,245	13,570

Net cash used in continuing operations from financing activities	(248,513)	(45,151)
Net cash used in discontinued operations from financing activities	(260,707)	—

Net cash used in financing activities	(509,220)	(45,151)

Net Change in Cash and Cash Equivalents, Total Operations	(161,872)	354,179
Less: Net Change in Cash and Cash Equivalents, Discontinued Operations	(100,945)	(126,118)
Cash and Cash Equivalents at Beginning of Period, Continuing Operations	1,004,367	524,070

Cash and Cash Equivalents at End of Period, Continuing Operations	$943,440	$1,004,367

Free Cash Flow Reconciliation
(Unaudited)

	Twelve Months Ended December 31,
	2009	2008
	(millions of dollars)
Operating cash flow from continuing operations	$(392)	$704
Western states litigation and similar settlements payments	3	34
Change in margin deposits, net	256	(199)

Adjusted cash flow provided by (used in) continuing operations	(133)	539

Capital expenditures	(190)	(279)
Proceeds from sales of emission and exchange allowances	19	42
Purchases of emission allowances	(23)	(61)

Free cash flow provided by (used in) continuing operations	$(327)	$241

Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009.

RRI Energy, Inc. and Subsidiaries
Power Generation Operational and Financial Data
(Unaudited)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2009		2008		2009		2008
	GWh	% Economic (1)	GWh	% Economic (1)	GWh	% Economic (1)	GWh	% Economic (1)
Economic Generation (2) (3):
East Coal	6,192.1	62%	6,688.1	66%	24,078.7	61%	27,136.7	67%
East Gas	355.0	4%	183.5	2%	2,054.7	6%	1,362.5	4%
West	116.8	2%	601.0	10%	693.4	3%	2,553.9	10%
Other	2.4	0%	4.1	0%	77.0	1%	74.5	1%

Total	6,666.3	26%	7,476.7	28%	26,903.8	26%	31,127.6	30%

Commercial Capacity Factor (4):
East Coal	83.0%		88.2%		82.4%		86.3%
East Gas	88.1%		89.4%		95.0%		90.6%
West	97.0%		93.0%		88.1%		93.7%
Other	100.0%		100.0%		99.1%		82.7%

Total	83.5%		88.6%		83.6%		87.1%

Generation (3):	GWh		GWh		GWh		GWh

East Coal	5,139.2		5,896.9		19,850.5		23,425.9
East Gas	312.7		164.1		1,951.1		1,234.9
West	113.3		559.2		611.0		2,393.2
Other	2.4		4.1		76.3		61.6

Total	5,567.6		6,624.3		22,488.9		27,115.6

Open Energy Unit Margin ($/MWh) (5):
East Coal	$11.87		$18.15		$12.04		$30.69
East Gas	6.40		12.19		10.25		34.01
West	17.65		—		22.91		NM (6)
Other	—		—		—		16.23

Weighted average total	$11.67		$16.45		$12.14		$28.07

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2009	2008	Change	2009	2008	Change
	(in millions)			(in millions)
East Coal
Open energy gross margin (7)	$61	$107	$(46)	$239	$719	$(480)
Other margin (8)	52	37	15	186	139	47

Open gross margin (9) (10)	$113	$144	$(31)	$425	$858	$(433)

East Gas
Open energy gross margin (7)	$2	$2	$—	$20	$42	$(22)
Other margin (8)	51	39	12	188	145	43

Open gross margin (9) (10)	$53	$41	$12	$208	$187	$21

West
Open energy gross margin (7)	$2	$—	$2	$14	$(1)	$15
Other margin (8)	17	28	(11)	119	167	(48)

Open gross margin (9) (10)	$19	$28	$(9)	$133	$166	$(33)

Other
Open energy gross margin (7)	$—	$—	$—	$—	$1	$(1)
Other margin (8)	12	3	9	60	44	16

Open gross margin (9) (10)	$12	$3	$9	$60	$45	$15

Total
Open energy gross margin (7)	$65	$109	$(44)	$273	$761	$(488)
Other margin (8)	132	107	25	553	495	58

Open gross margin (10)	$197	$216	$(19)	$826	$1,256	$(430)

(1)	Generally represents economic generation (hours) divided by maximum generation hours (maximum plant capacity multiplied by 8,760 hours).

(2)	Estimated generation at 100% plant availability based on an hourly analysis of when it is economical to generate based on the price of power, fuel, emission allowances and variable operating costs.

(3)	Excludes generation related to power purchase agreements, including tolling agreements.

(4)	Generation divided by economic generation.

(5)	Represents open energy gross margin divided by generation.

(6)	NM is not meaningful.

(7)	Open energy gross margin is calculated using the day-ahead and real-time market power sales prices received by the plants less market-based delivered fuel costs.

(8)	Other margin represents power purchase agreements, capacity payments, ancillary services revenues and selective commercial strategies relating to optimizing our assets.

(9)	Segment profitability measure.

(10)	This figure excludes the effects of hedges and other items and unrealized gains/losses on energy derivatives.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009.

RRI Energy, Inc. and Subsidiaries
East Coal
(Unaudited)

	Capacity	Heat Rate	Q4 economic generation (GWh)		Q4 commercial capacity factor		Q4 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008
Cheswick	560	10.0	931.4	673.1	76.6%	93.6%	713.8	630.2
Conemaugh (2)	280	9.4	565.8	583.8	88.7%	60.4%	501.8	352.6
Elrama	460	11.3	94.0	204.9	84.8%	67.4%	79.7	138.1
Keystone (2)	282	9.5	594.6	597.5	54.8%	97.3%	325.9	581.5
Portland	401	9.8	657.0	696.9	89.5%	88.9%	588.3	619.5
Seward	525	9.6	1,110.2	1,116.0	92.3%	99.8%	1,024.9	1,113.6
Shawville (2)	597	10.3	744.9	965.0	85.6%	86.9%	638.0	838.2
Titus	243	10.8	211.6	348.4	89.1%	86.0%	188.6	299.7
Avon Lake	734	9.3	937.5	864.2	87.3%	93.9%	818.4	811.1
New Castle	328	10.6	192.9	331.3	88.0%	95.6%	169.8	316.7
Niles	216	10.5	152.2	307.0	59.1%	63.7%	90.0	195.7

East Coal Total	4,626		6,192.1	6,688.1	83.0%	88.2%	5,139.2	5,896.9

	Capacity	Heat Rate	Q4 YTD economic generation (GWh)		Q4 YTD commercial capacity factor		Q4 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008
Cheswick	560	10.0	3,565.6	2,602.6	77.5%	94.0%	2,764.4	2,446.1
Conemaugh (2)	280	9.4	2,144.8	2,311.6	93.2%	81.7%	1,998.6	1,888.2
Elrama	460	11.3	410.7	1,400.3	87.3%	81.8%	358.6	1,145.2
Keystone (2)	282	9.5	2,353.7	2,408.0	74.7%	97.9%	1,757.9	2,357.7
Portland	401	9.8	2,726.6	2,708.6	83.7%	79.6%	2,282.0	2,156.1
Seward	525	9.6	4,221.9	4,367.5	80.6%	86.4%	3,401.9	3,771.9
Shawville (2)	597	10.3	2,787.9	4,108.1	82.2%	84.4%	2,292.7	3,466.5
Titus	243	10.8	1,099.8	1,381.6	86.7%	87.3%	953.6	1,206.1
Avon Lake	734	9.3	3,523.5	3,296.2	88.9%	86.3%	3,131.6	2,844.3
New Castle	328	10.6	732.1	1,394.3	84.6%	90.5%	619.5	1,262.1
Niles	216	10.5	512.1	1,157.9	56.6%	76.1%	289.7	881.7

East Coal Total	4,626		24,078.7	27,136.7	82.4%	86.3%	19,850.5	23,425.9

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	The Company leases a 100% interest in the Shawville facility, a 16.67% interest in the Keystone facility and a 16.45% interest in the Conemaugh facility under facility interest lease agreements, which expire in 2026, 2034 and 2034, respectively.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009.

RRI Energy, Inc. and Subsidiaries
East Gas
(Unaudited)

	Capacity	Heat Rate	Q4 economic generation (GWh)		Q4 commercial capacity factor		Q4 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008
Aurora	878	10.5	0.2	1.3	100.0%	100.0%	0.2	1.3
Blossburg	19	14.6	3.3	0.2	100.0%	100.0%	3.3	0.2
Brunot Island	289	10.4	0.4	—	100.0%	0.0%	0.4	—
Gilbert	536	11.0	2.2	1.3	100.0%	100.0%	2.2	1.3
Glen Gardner	160	14.6	0.3	0.6	100.0%	100.0%	0.3	0.6
Hamilton	20	14.8	—	—	0.0%	0.0%	—	—
Hunterstown	60	14.8	—	0.1	0.0%	100.0%	—	0.1
Hunterstown CCGT	810	7.0	346.0	177.8	88.0%	89.2%	304.5	158.6
Mountain	40	14.3	—	0.4	0.0%	100.0%	—	0.4
Orrtanna	20	14.4	—	—	0.0%	0.0%	—	—
Portland	169	11.2	—	0.8	0.0%	87.5%	—	0.7
Sayreville	224	13.8	1.1	0.8	100.0%	100.0%	1.1	0.8
Shawnee	20	14.0	0.1	—	100.0%	0.0%	0.1	—
Shawville (2)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	31	17.4	—	—	0.0%	0.0%	—	—
Tolna	39	14.2	—	0.1	0.0%	100.0%	—	0.1
Warren	68	12.8	—	—	0.0%	0.0%	—	—
Werner	212	13.8	1.4	0.1	42.9%	0.0%	0.6	—
Shelby	356	9.8	—	—	0.0%	0.0%	—	—

East Gas Total	3,957		355.0	183.5	88.1%	89.4%	312.7	164.1

	Capacity	Heat Rate	Q4 YTD economic generation (GWh)		Q4 YTD commercial capacity factor		Q4 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008
Aurora (3)	878	10.5	14.2	35.7	99.3%	100.0%	14.1	35.7
Blossburg	19	14.6	5.9	8.1	100.0%	92.6%	5.9	7.5
Brunot Island	289	10.4	4.0	2.2	100.0%	100.0%	4.0	2.2
Gilbert	536	11.0	14.5	38.1	100.0%	100.0%	14.5	38.1
Glen Gardner	160	14.6	0.6	3.6	100.0%	88.9%	0.6	3.2
Hamilton	20	14.8	0.6	0.4	100.0%	100.0%	0.6	0.4
Hunterstown	60	14.8	1.6	2.6	100.0%	100.0%	1.6	2.6
Hunterstown CCGT	810	7.0	1,999.3	1,194.1	95.0%	90.6%	1,898.6	1,081.6
Mountain	40	14.3	2.0	5.7	100.0%	100.0%	2.0	5.7
Orrtanna	20	14.4	0.6	0.5	33.3%	100.0%	0.2	0.5
Portland	169	11.2	2.6	11.1	100.0%	99.1%	2.6	11.0
Sayreville	224	13.8	2.9	45.0	93.1%	72.2%	2.7	32.5
Shawnee	20	14.0	0.3	0.1	100.0%	100.0%	0.3	0.1
Shawville (2)	6	10.2	0.1	0.1	100.0%	100.0%	0.1	0.1
Titus	31	17.4	—	—	0.0%	0.0%	—	—
Tolna	39	14.2	0.5	1.8	100.0%	100.0%	0.5	1.8
Warren	68	12.8	—	—	0.0%	0.0%	—	—
Werner	212	13.8	4.0	9.6	45.0%	84.4%	1.8	8.1
Shelby	356	9.8	1.0	3.8	100.0%	100.0%	1.0	3.8

East Gas Total	3,957		2,054.7	1,362.5	95.0%	90.6%	1,951.1	1,234.9

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	The Company leases a 100% interest in the Shawville facility under a facility interest lease agreement, which expires in 2026.

(3)	Excludes generation during periods the unit operated under power purchase agreements.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009.

RRI Energy, Inc. and Subsidiaries
West and Other
(Unaudited)
West

	Capacity	Heat Rate	Q4 economic generation (GWh)		Q4 commercial capacity factor		Q4 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008
Bighorn (2)	598	7.2	—	—	0.0%	0.0%	—	—
Coolwater	622	10.1	27.8	228.9	97.1%	96.0%	27.0	219.8
Ellwood (3)	54	13.3	—	—	0.0%	0.0%	—	—
Etiwanda (3)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (3)	560	10.9	65.0	200.9	96.0%	98.8%	62.4	198.5
Ormond Beach	1,516	9.6	24.0	171.2	99.6%	82.3%	23.9	140.9

West Total	3,990		116.8	601.0	97.0%	93.0%	113.3	559.2

	Capacity	Heat Rate	Q4 YTD economic generation (GWh)		Q4 YTD commercial capacity factor		Q4 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008
Bighorn (2)	598	7.2	—	582.8	0.0%	94.8%	—	552.7
Coolwater	622	10.1	130.6	592.2	50.5%	92.9%	65.9	550.1
Ellwood (3)	54	13.3	—	—	0.0%	0.0%	—	—
Etiwanda (3)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (3)	560	10.9	288.5	581.9	94.0%	97.0%	271.1	564.3
Ormond Beach	1,516	9.6	274.3	797.0	99.9%	91.1%	274.0	726.1

West Total	3,990		693.4	2,553.9	88.1%	93.7%	611.0	2,393.2

Other

	Capacity	Heat Rate	Q4 economic generation (GWh)		Q4 commercial capacity factor		Q4 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008
Choctaw	800	7.0	2.4	4.1	100.0%	100.0%	2.4	4.1
Indian River (3)(4)	587	10.5	—	—	0.0%	0.0%	—	—
Osceola (3)	470	11.0	—	—	0.0%	0.0%	—	—

Other Total	1,857		2.4	4.1	100.0%	100.0%	2.4	4.1

	Capacity	Heat Rate	Q4 YTD economic generation (GWh)		Q4 YTD commercial capacity factor		Q4 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008
Choctaw	800	7.0	75.5	71.0	99.1%	81.8%	74.8	58.1
Indian River (3)(4)	587	10.5	—	—	0.0%	0.0%	—	—
Osceola (3)	470	11.0	1.5	3.5	100.0%	100.0%	1.5	3.5

Other Total	1,857		77.0	74.5	99.1%	82.7%	76.3	61.6

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	The Bighorn facility was sold in October 2008.

(3)	Excludes generation during periods the unit operated under power purchase agreements.

(4)	This plant was mothballed in January 2010.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009.

RRI Energy, Inc. and Subsidiaries
Capital Expenditures
(Unaudited)

	Twelve Months Ended December 31,				Projected Annual Outlook
	2009		2008		2010E	2011E
	(in millions)				(in millions)
Maintenance capital expenditures	$56		$56		$48	$42

Environmental (1)	111		206		34	20
Capitalized interest	23	(2)	17	(2)	6	—

Total environmental and cap interest	134		223		40	20

Total capital expenditures	$190		$279		$88	$62

(1)	The environmental amounts for years beyond 2011 could significantly increase subject to finalization of rules and market conditions.

(2)	Relates primarily to environmental capital expenditures for SO2 emission reductions at our Cheswick and Keystone plants, which are included in our East Coal segment.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009.

RRI Energy, Inc. and Subsidiaries
GAAP Debt, Gross Debt and Net Debt
(Unaudited)

	December 31, 2009		December 31, 2008		Change
	(in millions)
Senior secured revolver	$—		$—		$—
Senior secured notes	279		498		(219)
Senior unsecured notes	1,300		1,300		—
Orion Power 12% notes (1)	405		417		(12)
PEDFA fixed-rate bonds for Seward plant	371		408		(37)

GAAP Debt	$2,355		$2,623		$(268)

Orion Power 12% notes purchase accounting adjustment	(5)		(17)		12
REMA operating leases (off-balance sheet)	423		443		(20)
Debt recorded in discontinued operations	—		261		(261)

Gross Debt	$2,773		$3,310		$(537)

Cash and cash equivalents	(943)		(1,004)		61
Restricted cash	(24)		(3)		(21)
Net margin deposits and cash collateral	(260	)(2)	(253	)(3)	(7)

Net Debt	$1,546		$2,050		$(504)

(1)	Orion Power 12% notes include purchase accounting adjustment of $5 million.

(2)	Includes $45 million related to discontinued operations and $20 million related to cash collateral.

(3)	Includes $295 million related to discontinued operations and $18 million related to cash collateral.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009.
FOR ADDITIONAL INQUIRIES PLEASE CONTACT:
Dennis Barber
(832) 357-3042